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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 31, 2005

                                 ______________

                              RF Monolithics, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 ______________


          Delaware                   0-24414               75-1638027
 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)            File Number)        Identification No.)

                                 4441 Sigma Road
                               Dallas, Texas 75244
          (Address of Principal Executive Offices, including Zip Code)

                                 (972) 233-2903
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13c-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 (b). Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

     On August 31, 2005, the registrant announced that Cornelius C. Bond, Jr. informed the Board he intends to retire as a director of the Company and not seek re-election. His decision was not due to any disagreement with the Company's operations, policies or practices.


Item 9.01  Exhibits.

 (c)   Exhibits.

 Exhibit       Description
 -------       -----------

   99          Registrant's Press Release dated August 31, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RF MONOLITHICS, INC.


                                           /s/ Harley E Barnes, III

                                           -------------------------------------
                                           By: Harley E Barnes, III
                                           Its: Chief Financial Officer

Date: August 31, 2005